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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           January 28, 2004
                                                         --------------------


                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-6516                   13-2529596
    --------------------       -------------------       --------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


     14 Philips Parkway
    Montvale, New Jersey                                      07645-9998
    --------------------                                 --------------------
(Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code)        (201) 391-8100
                                                         --------------------

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Item 12.   Results of Operations and Financial Condition

           On January 28, 2004, Datascope Corp. issued a press release announcing its financial results for the second quarter of fiscal 2004. A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

           The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                                 DATASCOPE CORP.

                                                 Registrant



                                                 By:   /s/ Fred Adelman
                                                      --------------------------
                                                      Chief Accounting Officer
                                                      and Corporate Controller



     Dated: January 28, 2004



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                                  EXHIBIT INDEX


Exhibit No. 99.1    Press release announcing Datascope Corp.'s earnings for the second quarter ended December 31, 2003, filed January 28,
                    2004.